united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY 12801

(Address of principal executive offices) (Zip code)

Richard Malinowski

c/o Gemini Fund Services, LLC., 80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 5/31/20

Item 1. Reports to Stockholders.

The North Country Funds

Equity Growth Fund Intermediate Bond Fund

Semi-Annual Report May 31, 2020

Investment Adviser
North Country Investment Advisers, Inc.
250 Glen Street
Glens Falls, NY 12801

Administrator and Fund Accountant Gemini Fund Services, LLC 80 Arkay Drive Hauppauge, NY 11788 Investor Information: (888) 350-2990
This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.northcountryfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The North Country Funds
SEMI-ANNUAL REPORT
May 31, 2020

ECONOMIC SUMMARY

The year began with low unemployment, low inflation, low interest rates and strengthening in the housing sector. These factors led to expectations of favorable equity returns, slowly rising treasury rates, declining credit spreads and stable to higher oil prices in 2020. All of these factors and assumptions were suddenly reversed as the effects of the COVID-19 economic shutdowns became clear.

Equity markets went from all-time highs to correction territory in six days and into bear market territory in 19 days. The S&P had fallen 35% at its low. Credit markets froze and prices plunged even for high-grade non-government backed paper, echoing the bleakest times of the Great Recession. Oil prices plummeted as Russia and Saudi Arabia entered a price war just as demand evaporated.

The unemployment rate increased more than 10% in April to 14.7%. Retail sales fell -8.7% in March and -16.4% in April. GDP fell 5.0% for the first quarter with second quarter GDP expected to be much worse. Consumer confidence, ISM indexes, housing starts and just about all economic data showed that we are in a sharp economic recession.

However, the Federal Reserve quickly stepped in to provide liquidity to credit markets with programs unprecedented in size and scope. Congress acted swiftly to pass four rescue packages, including the $2.5 trillion CARES Act. As a result, credit markets began to normalize and equity markets rebounded significantly off their lows.

Where we go from here will depend on three unprecedented factors: the COVID-19 infection rate and possible pharmaceutical treatments, the pace of economic normalization, and finally the effects of economic stimulus.

As of late May, the rate of COVID-19 infections dropped significantly from the April highs largely due to social distancing measures that have been undertaken. However, there is a great deal of uncertainty surrounding the virus. Will positive vaccine news continue? When will they be available? Will there be a second wave? These issues will affect markets and the economy going forward.

The Equity Growth Fund

On March 11, 2020, the World Health Organization announced the COVID-19 outbreak as a pandemic. The next day – Black Thursday, equities declined globally, with U.S. stocks suffering the greatest single-day percentage fall since the 1987 stock market crash. That week ended with the U.S. government declaring a national emergency owing to the coronavirus pandemic. It also ended with global equities, including the U.S., in a bear market.

For the one-year period ending May 31, 2020 the North Country Equity Growth Fund returned 19.05% while the S&P 500 returned 12.84%. On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were 12.53%, 10.73% and 12.52% versus the

S&P 500 at 10.23%, 9.86% and 13.15% respectively. Year-to-date, as of May 31, 2020 the North Country Equity Growth Fund returned 0.87% while the S&P 500 returned -4.97%.

The start of 2020 has proven to be a challenging environment for many asset classes around the globe as the spread of COVID-19 and its overall impact on lives and the broader economy is still to be determined. Throughout the second quarter, the global pandemic’s estimated impact was generally the key driver to companies and industries over- and under performance.

The Equity Fund’s relative outperformance over the one-year and year-to-date periods was due to higher quality and secular growth companies coming into favor compared to cyclical sectors of the market. The Fund’s overweight to the Consumer Discretionary sector and meaningful exposure to ecommerce models, as well as strong global brands, have fared well during the market downturn. Its lesser exposure to traditional cyclical business models such as banks, industrials and energy companies, also contributed to the relative outperformance over the one-year and year-to-date periods. The portfolio also performed well in the Information Technology sector on a relative basis. In terms of detractors, the bulk of the relative shortfall occurred in the Health Care and Consumer Staples sectors, as select names pulled back sharply with the spread of the virus weighing more heavily on near-term business prospects.

We’ll likely experience continued periods of volatility, as everyone will be focusing on a plateau of U.S. COVID-19 cases, the slow inflection of testing, and the potential mistake of re-opening things too soon. We believe our positioning should serve us well into the future. In a low-growth world with low levels of interest rates and inflation, we think that commoditized and cyclical industries will remain challenged. We continue to view secular growth companies that can generate revenues and earnings through unique products and services more attractive for long-term investors, and are encouraged by the strong excess return that this strategy has provided year-to-date and during the last 12 months.

The Intermediate Bond Fund

For the one-year period ending May 31, 2020 the North Country Intermediate Bond Fund returned 7.21% while the ICE Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index returned 7.46% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 9.42%.

On an annualized basis, the three, five, and ten year total returns for the North Country Intermediate Bond Fund were 3.84%, 2.93% and 2.78% while the ICE Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index returned 4.13%, 3.22% and 3.26% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.07%, 3.94% and 3.92%, for the respective time periods.

Year-to-date, as of May 31, 2020 the North Country Intermediate Bond Fund returned 3.54% while the ICE Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index returned 4.41% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.47%.

The North Country Intermediate Bond Fund underperformed its benchmark for the one-year, three-year, five-year and ten-year periods, ending May 31, 2020. This was due to an average maturity and duration less than the benchmark in a time when intermediate term interest rates declined, in general, and as credit spreads narrowed, both contributing to outperformance of longer duration and longer maturity fixed income investments.

In response to COVID-19, the Federal Reserve cut rates to zero and investors ran to treasuries as safe harbors. As a result, corporate bond markets faced a liquidity crunch, lowering prices and increasing yields. The North Country Intermediate Bond Fund is underweight treasuries and agencies compared to our benchmark, and the outperformance of treasuries and agencies explains our under-performance for the quarter.

Equity Growth Fund:

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	1.03%

Intermediate Bond Fund:

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	0.88%

Average Annual Total Returns as of March 31, 2020 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	-1.59%	7.31%	9.84%

North Country Intermediate Bond Fund	5.33%	2.12%	2.58%

Average Annual Total Returns as of May 31, 2020 (Fiscal First Half)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	19.05%	10.73%	12.52%

North Country Intermediate Bond Fund	7.21%	2.93%	2.78%

Performance data quoted above is historical and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling 1-888-350-2990. Information provided is unaudited.

The views expressed are as May 31, 2020 and are those of the adviser, North Country Investment Advisers, Inc. The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured. Not obligations of or guaranteed by the bank. May involve investment risks, including possible loss of the principal invested.

5874-NLD-7/6/2020

North Country Equity Growth Fund
Portfolio Summary (Unaudited)
May 31, 2020

Industries	% of Net Assets	Industries	% of Net Assets
Common Stock	97.7%	REITS	2.0%
Internet	16.1%	Electric	1.9%
Software	12.3%	Transportation	1.9%
Diversified Financial Services	9.5%	Cosmetics/Personal Care	1.5%
Retail	8.6%	Telecommunications	1.5%
Pharmaceuticals	5.5%	Semiconductors	1.4%
Healthcare-Products	5.3%	Insurance	1.3%
Computers	5.2%	Electronics	1.1%
Banks	5.1%	Apparel	0.9%
Oil & Gas	2.8%	Food	0.7%
Chemicals	2.7%	Commercial Services	0.7%
Healthcare-Services	2.6%	Media	0.5%
Building Materials	2.3%	Money Market Fund	2.3%
Beverages	2.2%	Other assets less liabilities	0.0%
Biotechnology	2.1%	Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets	Top Ten Holdings	% of Net Assets
Visa, Inc.	5.5%	Netflix, Inc.	3.2%
Amazon.com, Inc.	5.4%	Adobe, Inc.	2.8%
Apple, Inc.	5.2%	Facebook, Inc.	2.8%
Microsoft Corp.	5.1%	salesforce.com, Inc.	2.7%
Alphabet, Inc.	4.2%	UnitedHealth Group, Inc.	2.6%

North Country Intermediate Bond Fund
Portfolio Summary (Unaudited)
May 31, 2020

Industries	% of Net Assets	Industries	% of Net Assets
Corporate Bonds	68.7%	Media	1.6%
Banks	15.7%	Machinery - Diversified	1.6%
Telecommunications	8.1%	Machinery - Construction & Mining	1.5%
Electric	5.3%	Software	1.3%
Oil & Gas	4.1%	Chemicals	1.2%
Pharmaceuticals	4.0%	Transportation	0.6%
Beverages	3.4%	Household Products / Wares	0.6%
Semiconductors	3.1%	Biotechnology	0.6%
Retail	2.9%	REIT	0.6%
Insurance	2.7%	U.S. Government Agency Obligations	29.6%
Aerospace / Defense	2.7%	Government Agencies	29.6%
Food	2.6%	Money Market Fund	2.0%
Auto Manufacturers	2.4%	Liabilities in Excess of Other Assets	(0.3)%
Computers	2.1%	Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets
Federal Home Loan Banks, 3.40%, due 3/14/2029	3.7%
Federal Farm Credit Banks Funding Corp., 3.15%, due 4/3/2028	2.8%
Anheuser-Busch InBev Worldwide, Inc., 4.00%, due 4/13/2028	2.7%
Federal Home Loan Banks, 2.75%, due 12/13/2024	2.6%
Georgia Power Co., 3.25%, due 3/30/2027	2.6%
Federal Farm Credit Banks Funding Corp., 2.35%, due 8/14/2024	2.6%
Wells Fargo & Co., 3.45%, due 2/13/2023	2.5%
Federal Farm Credit Banks Funding Corp., 3.27%, due 3/22/2029	2.5%
American Honda Finance Corp., 3.15%, due 1/8/2021	2.4%
Fannie Mae Pool, 3.00%, due 2/1/2030	2.4%

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2020

		Fair
Shares		Value
COMMON STOCK - 97.7%
Apparel - 0.9%
12,000	NIKE, Inc.	$1,182,960

Banks - 5.1%
100,385	Bank of America Corp.	2,421,286
2,600	Goldman Sachs Group, Inc.	510,874
24,800	JPMorgan Chase & Co.	2,413,288
35,000	Morgan Stanley	1,547,000
		6,892,448
Beverages - 2.2%
16,000	Monster Beverage Corp. *	1,150,560
14,200	PepsiCo, Inc.	1,868,010
		3,018,570
Biotechnology - 2.1%
12,500	Amgen, Inc.	2,871,250

Building Materials - 2.3%
50,000	Masco Corp.	2,332,500
7,100	Vulcan Materials Co.	769,072
		3,101,572
Chemicals - 2.7%
2,700	Air Products & Chemicals, Inc.	652,455
3,900	Ecolab, Inc.	829,062
3,000	International Flavors & Fragrances, Inc.	399,570
3,100	Sherwin-Williams Co.	1,840,935
		3,722,022
Commercial Services - 0.7%
6,000	PayPal Holdings, Inc. *	930,060

Computers - 5.2%
22,000	Apple, Inc.	6,994,680

Cosmetics/Personal Care - 1.5%
17,800	Procter & Gamble Co.	2,063,376

Diversified Financial Services - 9.5%
4,000	BlackRock, Inc.	2,114,560
8,000	Capital One Financial Corp.	544,320
28,150	Intercontinental Exchange, Inc.	2,737,587
38,500	Visa, Inc.	7,516,740
		12,913,207
		Fair
Shares		Value
Electric - 1.9%
9,400	Dominion Energy, Inc.	$799,094
2,250	Duke Energy Corp.	192,668
3,300	NextEra Energy, Inc.	843,348
13,750	Southern Co.	784,713
		2,619,823
Electronics - 1.1%
10,000	Honeywell International, Inc.	1,458,500

Food - 0.7%
17,500	Sysco Corp.	965,300

Healthcare-Products - 5.3%
14,750	Abbott Laboratories	1,400,070
5,000	Danaher Corp.	833,050
11,400	Medtronic PLC	1,123,812
10,450	Stryker Corp.	2,045,378
5,245	Thermo Fisher Scientific, Inc.	1,831,502
		7,233,812
Healthcare-Services - 2.6%
11,500	UnitedHealth Group, Inc.	3,505,775

Insurance - 1.3%
9,550	Berkshire Hathaway, Inc. *	1,772,289

Internet - 16.1%
4,000	Alphabet, Inc. - Class A *	5,734,080
3,000	Amazon.com, Inc. *	7,327,110
17,000	Facebook, Inc. *	3,826,530
10,250	Netflix, Inc. *	4,302,232
20,000	Twitter, Inc. *	619,400
		21,809,352
Media - 0.5%
6,350	Walt Disney Co.	744,855

Oil & Gas - 2.8%
12,500	Chevron Corp.	1,146,250
1,950	EOG Resources, Inc.	99,392
9,000	Exxon Mobil Corp.	409,230
2,053	Occidental Petroleum Corp.	26,586
18,000	Phillips 66	1,408,680
9,700	Valero Energy Corp.	646,408
		3,736,546

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2020

		Fair
Shares		Value
COMMON STOCK - 97.7% (Continued)
Pharmaceuticals - 5.5%
7,000	Bristol-Myers Squibb Co.	$418,040
18,500	Johnson & Johnson	2,751,875
27,900	Merck & Co., Inc.	2,252,088
54,500	Pfizer, Inc.	2,081,355
		7,503,358
REITS - 2.0%
3,000	Alexandria Real Estate Equities, Inc.	461,160
2,900	American Tower Corp.	748,693
1,500	AvalonBay Communities, Inc.	234,015
3,500	Boston Properties, Inc.	300,930
3,350	Equity Residential	202,876
3,700	Public Storage	750,138
		2,697,812
Retail - 8.6%
6,000	Costco Wholesale Corp.	1,850,820
7,400	Domino’s Pizza, Inc.	2,855,216
9,900	Home Depot, Inc.	2,459,952
2,600	McDonald’s Corp.	484,432
20,050	TJX Cos., Inc.	1,057,838
24,300	Wal-Mart, Inc.	3,014,658
		11,722,916
Semiconductors - 1.4%
15,000	Intel Corp.	943,950
11,250	QUALCOMM, Inc.	909,900
		1,853,850
		Fair
Shares		Value
Software - 12.3%
17,500	Activision Blizzard, Inc.	$1,259,650
10,000	Adobe, Inc. *	3,866,000
37,500	Microsoft Corp.	6,871,875
19,000	Oracle Corp.	1,021,630
20,700	salesforce.com, Inc. *	3,618,153
		16,637,308
Telecommunications - 1.5%
24,250	Cisco Systems, Inc.	1,159,635
15,000	Verizon Communications, Inc.	860,700
		2,020,335
Transportation - 1.9%
9,000	FedEx Corp.	1,175,040
2,800	Union Pacific Corp.	475,608
9,000	United Parcel Service, Inc.	897,390
		2,548,038

TOTAL COMMON STOCK (Cost - $60,857,482)		132,520,014

MONEY MARKET FUND - 2.3%
3,096,845	BlackRock Liquidity Funds Treasury
	Trust Fund - Institutional Shares, 0.07% (a)	3,096,845
TOTAL MONEY MARKET FUND		3,096,845
(Cost - $3,096,845)

TOTAL INVESTMENTS - 100.0%
(Cost - $63,954,327)		$135,616,859
Other assets less liabilities - 0.0%		61,408
TOTAL NET ASSETS - 100.0%		$135,678,267

PLC - Public Limited Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Money market fund; interest rate reflects seven-day effective yield on May 31, 2020.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2020

Principal		Fair
Amount		Value
CORPORATE BONDS - 68.7%
Aerospace/Defense - 2.7%
	Boeing Co.
$250,000	2.25%, due 6/15/2026	$232,981
1,000,000	3.25%, due 3/1/2028	949,627
	General Dynamics Corp.
500,000	3.00%, due 5/11/2021	512,216
500,000	2.25%, due 11/15/2022	518,487
		2,213,311
Auto Manufacturers - 2.4%
	American Honda Finance Corp.
2,000,000	3.15%, due 1/8/2021	2,028,753

Banks - 15.7%
	Bank of America Corp.
500,000	4.183%, due 11/25/2027	561,370
	Bank of NY Mellon Corp.
1,000,000	3.25%, due 5/16/2027	1,118,773
	Citigroup, Inc.
500,000	4.45%, due 9/29/2027	557,383
	Goldman Sachs Group, Inc.
500,000	3.625%, due 1/22/2023	534,638
500,000	3.85%, due 1/26/2027	550,754
	JPMorgan Chase & Co.
1,000,000	3.875%, due 9/10/2024	1,099,823
1,000,000	3.125%, due 1/23/2025	1,080,217
500,000	3.30%, due 4/1/2026	547,703
	Morgan Stanley
1,000,000	3.625%, due 1/20/2027	1,110,713
1,000,000	3.95%, due 4/23/2027	1,118,184
	PNC Financial Services Group, Inc.
500,000	3.45%, due 4/23/2029	564,291
	US Bancorp.
500,000	3.60%, due 9/11/2024	556,197
500,000	3.10%, due 4/27/2026	544,510
	Wells Fargo & Co.
2,000,000	3.45%, due 2/13/2023	2,106,655
1,000,000	3.00%, due 2/19/2025	1,071,781
		13,122,992
Beverages - 3.4%
	Anheuser-Busch InBev Worldwide, Inc.
2,000,000	4.00%, due 4/13/2028	2,269,656
	Coca-Cola Co.
500,000	2.55%, due 6/1/2026	550,062
		2,819,718
Biotechnology - 0.6%
	Gilead Sciences, Inc.
500,000	2.55%, due 9/1/2020	502,712

Chemicals - 1.2%
	Air Products & Chemicals, Inc.
500,000	2.75%, due 2/3/2023	525,667
	Praxair, Inc.
500,000	2.45%, due 2/15/2022	512,392
		1,038,059
Principal		Fair
Amount		Value
Computers - 2.1%
	Apple, Inc.
$1,000,000	2.90%, due 9/12/2027	$1,122,115
	IBM Credit LLC
600,000	3.45%, due 11/30/2020	609,342
		1,731,457
Electric - 5.3%
	Duke Energy Florida LLC
250,000	3.10%, due 8/15/2021	255,394
	Georgia Power Co.
2,000,000	3.25%, due 3/30/2027	2,167,898
	National Rural Utilities Cooperative Finance Corp.
2,000,000	2.30%, due 11/1/2020	2,013,358
		4,436,650
Food - 2.6%
	Campbell Soup Co.
1,000,000	4.15%, due 3/15/2028	1,147,925
	Hershey Co.
1,000,000	1.70%, due 6/1/2030	1,007,743
		2,155,668
Household Products/Wares - 0.6%
	Kimberly-Clark Corp.
500,000	2.40%, due 3/1/2022	513,746

Insurance - 2.7%
	American International Group, Inc.
1,000,000	3.90%, due 4/1/2026	1,101,049
	Berkshire Hathaway Finance Corp.
550,000	1.85%, due 3/12/2030	568,237
	MetLife, Inc.
500,000	3.00%, due 3/1/2025	546,674
		2,215,960
Machinery - Construction & Mining - 1.5%
	Caterpillar Financial Services Corp.
1,237,000	3.35%, due 12/7/2020	1,254,613

Machinery - Diversified - 1.6%
	Deere & Co.
1,000,000	5.375%, due 10/16/2029	1,286,385

Media - 1.6%
	TCI Communications, Inc.
750,000	7.875%, due 2/15/2026	1,015,363
	TWDC Enterprises 18 Corp.
300,000	3.15%, due 9/17/2025	332,201
		1,347,564
Oil & Gas - 4.1%
	BP Capital Markets PLC
1,000,000	2.75%, due 5/10/2023	1,045,759
1,000,000	3.535%, due 11/4/2024	1,102,597
500,000	3.017%, due 1/16/2027	519,366
	Occidental Petroleum Corp.
1,000,000	3.40%, due 4/15/2026	742,500
		3,410,222

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
May 31, 2020

Principal		Fair
Amount		Value
CORPORATE BONDS - 68.7% (Continued)
Pharmaceuticals - 4.0%
	Bristol-Myers Squibb Co.
$805,000	3.95%, due 10/15/2020	$815,695
	CVS Health Corp.
1,000,000	4.30%, due 3/25/2028	1,144,534
	Merck & Co., Inc.
1,000,000	2.80%, due 5/18/2023	1,069,848
	Pfizer, Inc.
250,000	2.75%, due 6/3/2026	281,108
		3,311,185
REIT - 0.6%
	Simon Property Group LP
500,000	3.375%, due 6/15/2027	497,202

Retail - 2.9%
	Home Depot, Inc.
500,000	2.95%, due 6/15/2029	554,376
	Lowe’s Cos., Inc.
1,000,000	3.10%, due 5/3/2027	1,091,357
	McDonald’s Corp.
500,000	2.625%, due 1/15/2022	517,196
	Target Corp.
250,000	2.50%, due 4/15/2026	273,337
		2,436,266
Semiconductors - 3.1%
	Intel Corp.
500,000	2.45%, due 11/15/2029	537,001
1,000,000	3.90%, due 3/25/2030	1,201,845
	Texas Instruments, Inc.
800,000	2.25%, due 9/4/2029	851,271
		2,590,117
Software - 1.3%
	Oracle Corp.
500,000	3.40%, due 7/8/2024	549,535
500,000	2.95%, due 4/1/2030	550,574
		1,100,109

Telecommunications - 8.1%
	AT&T, Inc.
1,800,000	3.00%, due 2/15/2022	1,866,710
1,000,000	3.60%, due 2/17/2023	1,063,642
	Cisco Systems, Inc.
1,000,000	1.85%, due 9/20/2021	1,019,140
1,000,000	3.50%, due 6/15/2025	1,143,525
	Verizon Communications, Inc.
1,000,000	5.15%, due 9/15/2023	1,142,607
500,000	4.15%, due 3/15/2024	557,596
		6,793,220
Principal		Fair
Amount		Value
Transportation - 0.6%
	Union Pacific Corp.
$500,000	2.75%, due 4/15/2023	$526,073

TOTAL CORPORATE BONDS
(Cost - $54,457,847)		57,331,982

U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.6%
Government Agencies - 29.6%
	Fannie Mae Pool
1,522,565	3.00%, due 8/1/2029	1,609,620
1,125,658	3.00%, due 12/1/2029	1,190,877
1,904,788	3.00%, due 2/1/2030	2,017,165
	Federal Farm Credit Banks Funding Corp.
2,000,000	2.35%, due 8/14/2024	2,157,480
500,000	3.10%, due 12/6/2024	557,851
750,000	2.62%, due 11/17/2025	829,227
1,000,000	2.875%, due 1/18/2028	1,138,497
2,000,000	3.15%, due 4/3/2028	2,320,392
1,500,000	3.73%, due 9/20/2028	1,559,006
2,000,000	3.27%, due 3/22/2029	2,050,043
	Federal Home Loan Bank
2,000,000	2.75%, due 12/13/2024	2,206,870
1,000,000	2.625%, due 9/12/2025	1,103,516
1,000,000	2.60%, due 12/4/2025	1,111,654
500,000	2.70%, due 12/29/2025	556,568
1,000,000	3.25%, due 9/8/2028	1,176,299
3,000,000	3.40%, due 3/14/2029	3,122,736
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		24,707,801
(Cost - $22,980,942)

Shares

MONEY MARKET FUND - 2.0%
	BlackRock Liquidity Funds Treasury
1,697,255	Trust Fund - Institutional Shares, 0.07% (a)	1,697,255
TOTAL MONEY MARKET FUND
(Cost - $1,697,255)

TOTAL INVESTMENTS - 100.3%
(Cost - $79,136,044)		$83,737,038
Liabilities in excess of other assets - (0.3)%		(229,090)
TOTAL NET ASSETS - 100.0%		$83,507,948

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

(a)	Money market fund; interest rate reflects seven-day effective yield on May 31, 2020.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2020

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $63,954,327 and $79,136,044 respectively)	$135,616,859	$83,737,038
Dividends and interest receivable	203,357	566,435
Receivable for fund shares sold	1,702	5
Cash	—	10,350
Receivable for securities sold	—	1,520,565
Prepaid expenses and other assets	12,706	12,874
Total Assets	135,834,624	85,847,267

LIABILITIES:
Accrued advisory fees	83,728	34,840
Accrued administrative fees	21,517	16,738
Accrued transfer agent fees	10,735	10,418
Payable for fund shares redeemed	10,040	19,925
Accrued audit fees	9,322	9,322
Payable to related parties	7,496	6,219
Accrued legal fees	5,425	5,793
Payable for securities purchased	—	2,210,450
Due to Custodian	—	15,683
Accrued expenses and other liabilities	8,094	9,931
Total Liabilities	156,357	2,339,319
Net Assets	$135,678,267	$83,507,948

NET ASSETS CONSIST OF:
Paid in capital	$55,727,300	$78,936,887
Accumulated earnings	79,950,967	4,571,061
Net Assets	$135,678,267	$83,507,948

Shares outstanding (unlimited number of shares authorized; no par value)	6,915,318	7,692,408
Net asset value, offering and redemption price per share ($135,678,267/6,915,318 and $83,507,948/7,692,408, respectively)	$19.62	$10.86

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2020

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Dividends	$989,357	$—
Interest	13,778	1,096,462
Total investment income	1,003,135	1,096,462

EXPENSES:
Investment advisory fees	496,544	202,328
Administration and fund accounting fees	88,085	67,072
Legal fees	25,000	25,000
Transfer agency fees	18,300	17,657
Trustees’ fees	9,999	6,747
Printing expense	9,500	7,502
Audit fees	8,749	8,749
Chief Compliance Officer fees	7,998	5,998
Registration and filing fees	6,250	6,250
Custody fees	6,003	4,249
Insurance expense	3,501	2,251
Miscellaneous expenses	500	500
Total expenses	680,429	354,303

Net investment income	322,706	742,159

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions	7,966,437	312,185
Net change in unrealized appreciation (depreciation) of investments	(3,665,949)	1,789,340
Net realized and unrealized gain on investments	4,300,488	2,101,525

Net increase in net assets resulting from operations	$4,623,194	$2,843,684

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the Year
	May 31, 2020	Ended
	(Unaudited)	November 30, 2019
FROM OPERATIONS:
Net investment income	$322,706	$524,967
Net realized gain from investment transactions	7,966,437	8,618,739
Net change in unrealized appreciation (depreciation)	(3,665,949)	9,124,180
Net increase in net assets resulting from operations	4,623,194	18,267,886

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(9,144,022)	(8,743,673)

CAPITAL SHARE TRANSACTIONS (Note 4)	3,833,335	(1,136,845)

Net increase (decrease) in net assets	(687,493)	8,387,368

NET ASSETS:
Beginning of period	136,365,760	127,978,392

End of period	$135,678,267	$136,365,760

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the Year
	May 31, 2020	Ended
	(Unaudited)	November 30, 2019
FROM OPERATIONS:
Net investment income	$742,159	$1,495,197
Net realized gain (loss) from investment transactions	312,185	(9,810)
Net change in unrealized appreciation	1,789,340	5,950,018
Net increase in net assets resulting from operations	2,843,684	7,435,405

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(725,854)	(1,464,248)

CAPITAL SHARE TRANSACTIONS (Note 4)	2,086,520	2,143,992

Net increase in net assets	4,204,350	8,115,149

NET ASSETS:
Beginning of period	79,303,598	71,188,449

End of period	$83,507,948	$79,303,598

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the Six
	Months Ended		For the Year Ended November 30,
	May 31, 2020		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value, beginning of period	$20.32		$18.99	$18.87	$15.54	$16.00	$16.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.05		0.08	0.05	0.07	0.06	0.06
Net realized and unrealized gains on investments	0.61		2.55	1.28	3.59	0.27	0.84
Total from investment operations	0.66		2.63	1.33	3.66	0.33	0.90

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.08)		(0.05)	(0.07)	(0.07)	(0.05)	(0.06)
Distribution from net realized gains from security transactions	(1.28)		(1.25)	(1.14)	(0.26)	(0.74)	(1.05)
Total distributions	(1.36)		(1.30)	(1.21)	(0.33)	(0.79)	(1.11)

Net asset value, end of period	$19.62		$20.32	$18.99	$18.87	$15.54	$16.00

Total return (2)	3.53	% (4)	15.25%	7.52%	23.96%	2.33%	6.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$135,678		136,366 $	$127,978	$127,703	$120,238	$129,708
Ratios to average net assets:
Expenses	1.03	% (3)	1.04%	1.03%	1.03%	1.03%	1.02%
Net investment income	0.49	% (3)	0.41%	0.29%	0.39%	0.43%	0.36%
Portfolio turnover rate	4	% (4)	15%	22%	12%	21%	28%

(1)	Net investment income per share is based on average shares outstanding during the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Annualized for periods of less than one year.

(4)	Not annualized.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the Six
	Months Ended		For the Year Ended November 30,
	May 31, 2020		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value, beginning of period	$10.58		$9.76	$10.17	$10.14	$10.18	$10.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.10		0.21	0.19	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	0.28		0.81	(0.41)	0.04	(0.04)	(0.14)
Total from investment operations	0.38		1.02	(0.22)	0.21	0.13	0.04

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.10)		(0.20)	(0.19)	(0.18)	(0.17)	(0.17)
Total distributions	(0.10)		(0.20)	(0.19)	(0.18)	(0.17)	(0.17)

Net asset value, end of period	$10.86		$10.58	$9.76	$10.17	$10.14	$10.18

Total return (2)	3.48	% (4)	10.53%	(2.17)%	2.08%	1.25%	0.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$83,508		$79,304	$71,188	$73,902	$78,565	$76,001
Ratios to average net assets:
Expenses, before waiver	0.88	% (3)	0.88%	0.89%	0.88%	0.84%	0.84%
Expenses, after waiver	0.88	% (3)	0.88%	0.89%	0.88%	0.82%	0.81%
Net investment income	1.83	% (3)	2.00%	1.93%	1.67%	1.65%	1.72%
Portfolio turnover rate	14	% (4)	22%	23%	18%	31%	51%

(1)	Net investment income per share is based on average shares outstanding during the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(3)	Annualized for periods of less than one year.

(4)	Not annualized.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2020

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000. The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, and together with the Growth Fund, the “Funds”). The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value. Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company. Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Security Valuation – Securities which are traded on a national securities exchange are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). Investments for which no sales are reported are valued at the mean between the current bid and ask prices on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities. However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities.

The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust’s Fair Value Committee (the “Committee”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security’s fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security. In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

The following is a summary of inputs used as of May 31, 2020, in valuing the Funds’ assets carried at fair value.

North Country Equity Growth Fund:

Assets	Level 1	Level 2	Level 3*	Total
Common Stock **	$132,520,014	$—	$—	$132,520,014
Money Market Fund	3,096,845	—	—	3,096,845
Total	$135,616,859	$—	$—	$135,616,859

North Country Intermediate Bond Fund:

Assets	Level 1	Level 2	Level 3*	Total
Corporate Bonds**	$—	$57,331,982	$—	$57,331,982
U.S. Government Agency Obligations	—	24,707,801	—	24,707,801
Money Market Fund	1,697,255	—	—	1,697,255
Total	$1,697,255	$82,039,783	$—	$83,737,038

*	The Funds did not hold any Level 3 investments during the period.

**	See Schedule of Investments for industry classifications.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2017 to November 30, 2019, or expected to be taken in the Fund’s November 30, 2020 year-end tax returns. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

Dividends and Distributions – The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, annually. Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions – Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

Expenses – Most expenses of the Trust can be directly attributed to a Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Cash and cash equivalents – Cash and cash equivalents are held with a financial institution. The assets of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

NOTE 3. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees. Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Growth Fund and Bond Fund, respectively. For the six months ended May 31, 2020, the Adviser received advisory fees of $496,544 from the Growth Fund and $202,328 from the Bond Fund.

The Trust has entered into an Underwriting Agreement with Northern Lights Distributors, LLC (“the Distributor”) to serve as the principal underwriter for each Fund and distributor for each Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

Certain officers and/or trustees of the Adviser are also officers/trustees of the Trust.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

NOTE 4. CAPITAL SHARE TRANSACTIONS

At May 31, 2020, there were an unlimited number of shares authorized with no par value. Paid in capital for the Growth Fund and Bond Fund amounted to $55,727,300 and $78,936,887, respectively.

Transactions in capital shares were as follows:

Growth Fund:
	For the		For the Year
	Six Months Ended		Ended
	May 31, 2020		November 30, 2019
	Shares	Amount	Shares	Amount

Shares sold	692,912	$13,193,789	971,424	$17,066,100
Shares issued for reinvestment of dividends	89,207	1,682,446	97,094	1,635,373
Shares redeemed	(577,333)	(11,042,900)	(1,097,899)	(19,838,318)
Net increase (decrease)	204,786	$3,833,335	(29,381)	$(1,136,845)

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

Bond Fund:
	For the		For the Year
	Six Months Ended		Ended
	May 31, 2020		November 30, 2019
	Shares	Amount	Shares	Amount

Shares sold	682,858	$7,253,113	1,194,613	$12,215,450
Shares issued for reinvestment of dividends	3,010	32,062	6,255	64,332
Shares redeemed	(489,965)	(5,198,655)	(1,001,657)	(10,135,790)
Net increase	195,903	$2,086,520	199,211	$2,143,992

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the six months ended May 31, 2020 were as follows:

		Bond Fund
		Excluding U.S.	U.S.
		Government	Government
	Growth Fund	Securities	Securities
Purchases	$5,699,858	$9,216,145	$5,092,728
Sales	$11,519,180	$3,626,145	$7,110,009

NOTE 6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at May 31, 2020, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Equity Growth	$63,954,327	$73,304,300	$(1,641,768)	$71,662,532
Intermediate Bond	$79,136,044	$4,935,918	$(334,924)	$4,600,994

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

NOTE 7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2019 and fiscal year ended November 30, 2018 was as follows:

For the year ended November 30, 2019:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Growth Fund	$354,335	$8,389,338	$—	$8,743,673
Bond Fund	1,464,248	—	—	1,464,248

For the year ended November 30, 2018:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	of Capital	Total
Growth Fund	$976,439	$7,225,105	$—	$8,201,544
Bond Fund	1,405,670	—	—	1,405,670

As of November 30, 2019, the components of distributable earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Growth Fund	$522,637	$8,620,677	$—	$—	$—	$75,328,481	$84,471,795
Bond Fund	45,845	—	—	(404,268)	—	2,811,654	2,453,231

At November 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, utilized capital loss carryforwards and had capital loss carryforwards subject to expiration as follows:

Non-Expiring
	Short-	Long-		CLCF
Portfolio	Term	Term	Total	Utilized
Growth Fund	$—	$—	$—	$—
Bond Fund	—	404,268	404,268	—

NOTE 8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of May 31, 2020, SEI Private Trust Company, an account holding shares for the benefit of others in nominee name, held approximately 88% of the voting securities of the Growth Fund and approximately 97% of the Bond Fund.

THE NORTH COUNTRY FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

NOTE 9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring additional adjustment or disclosure in the financial statements.

THE NORTH COUNTRY FUNDS
ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) held on January 21, 2020, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between North Country Investment Advisers, Inc. (“NCIA” or the “Adviser”) and the Funds. Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations. Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Advisory Agreement and fee arrangements with the Funds; b) the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser; d) data comparing each Fund’s fees, operating expenses and performance with that of a group of mutual funds in the same category, as determined by Lipper, Inc., that the Funds’ administrator determined were similar in size to the Funds (each, a “Peer Group”); and e) past performance of each Fund as compared to its respective benchmark. In addition, the Board engaged in in-person discussions with representatives of the Adviser.

The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer. The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement:

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Board, including the Independent Trustees, reviewed the qualifications of the Adviser’s key personnel, including the experience of the Funds’ portfolio managers, and agreed that sharing resources with its parent bank is a positive aspect of the Adviser’s services to the Funds. The Trustees discussed their satisfaction with the Adviser’s compliance program and noted the financial strength and stability of the Adviser. Based on these considerations, the Trustees determined that the Adviser has the capabilities, resources and personnel necessary to manage the Funds and concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

Performance of the Adviser. The Independent Trustees discussed in detail the information provided to them regarding each Fund’s performance over various time periods ended December 31, 2019 compared both to its benchmarks, the arithmetic average of the total return of the Funds’ respective Peer Groups, and to the Bank of America Merrill Lynch Corporate/Government 1-10A Index (a board measure of performance of bonds with maturities of less than 10 years) (the “Bofa Index”), with respect to the Bond Fund.

The Trustees noted that the Bond Fund outperformed 5 of the 10 funds in the Peer Group for the 1-year period, but underperformed the Peer Group for the 3-, 5- and 10 year periods. The Trustees further noted that the Bond Fund outperformed the Barclays US Aggregate Bond Index (the “Barclays Index”) and the Bofa Index for the 1- year period ended December 31, 2019 and outperformed the Bofa Index for the 1- and 3-year periods ended December 31, 2019. The Trustees also noted that for the 3-, 5- and 10-year periods ended December 31, 2019, with respect to the Barclays Index, and the 5- and 10- year periods ended December 31, 2019 with respect to the Bofa Index, the Bond fund underperformed. The Trustees then noted that the Growth Fund outperformed 2 out of the 12 funds in the Peer Group

THE NORTH COUNTRY FUNDS
ADDITIONAL INFORMATION (Unaudited)

for the 1-year period, 4 out of the 12 funds for the 3-year period, 4 out of the 12 funds for the 5-year period, and 2 out of the 10 funds for the 10-year period, with all periods ended December 31, 2019. The Trustees further noted that as of December 31, 2019, the Growth Fund underperformed the Lipper Large Cap Growth Index (“Lipper LCG Index”) for the 1-, 3-, 5- and 10- year periods, outperformed the S&P 500 Index (the “S&P”) for the 3-year period, and underperformed the S&P for the 1-, 5- and 10-year periods. The Trustees considered that the Funds’ performance reflects, in part, the conservative manner in which they are managed and concluded that the investment performance of each Fund was sufficient to warrant continuation of the Advisory Agreement.

Cost of Services. With regard to cost of services and fees and expenses, the Trustees reviewed comparative fees charged by advisers to the Peer Group. The Trustees noted that the Bond Fund’s effective management fee was the highest of the Peer Group, while net expenses as of November 30, 2019 were between the average and the median for the Peer Group. The Trustees also noted that as of November 30, 2019, the Growth Fund’s effective management fee was between the average and the high for the Peer Group, while net expenses were between the median and the average for the Peer Group.

The Trustees agreed to monitor NCIA’s estimated profitability with respect to the Bond Fund and the Bond Fund’s performance. Overall, the Trustees concluded that the cost of the services provided by the Adviser is within a reasonable range and supported continuation of the Advisory Agreement.

Profitability. Trustees considered the Adviser’s profits realized in connection with the operation of the Funds. The Trustees noted that the Adviser was not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to the Funds. The Independent Trustees considered that NCIA had voluntarily limited the overall expense ratio of each Fund from its inception through the fiscal year ended November 30, 2009 and noted that the Funds are continuing to operate within those limitations. The Trustees concluded that, based on the quality of services provided, the profitability of the Adviser’s relationship with the Funds warranted continuation of the Advisory Agreement.

Economies of Scale. The Trustees noted that the Adviser represented that certain efficiencies may be realized when the level of assets under management in each Fund nears $500 million. The Trustees concluded that they would re-visit the issue of certain benefits to the Funds’ shareholders that might ensue from economies of scale following any significant growth in Fund assets or other change in circumstances.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and with the assistance of independent legal counsel, the Board concluded that the overall arrangements provided under the terms of the Advisory Agreement were reasonable, and that continuance of the Advisory Agreement was in the best interests of the Funds’ shareholders.

THE NORTH COUNTRY FUNDS
ADDITIONAL INFORMATION (Unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended May 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

THE NORTH COUNTRY FUNDS
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at December 1, 2019 and held until May 31, 2020.

Actual Expenses: The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense	Expenses Paid During
	Account Value	Account Value	Ratio	the Period*
	(12/1/19)	(5/31/20)	(Annualized)	(12/1/19 – 5/31/20)
Equity Growth Fund
Actual	$1,000.00	$1,035.30	1.03%	$5.24
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.85	1.03%	$5.20
Intermediate Bond Fund
Actual	$1,000.00	$1,034.80	0.88%	$4.48
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.60	0.88%	$4.45

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 366 days.

Rev July 2011

FACTS	WHAT DO THE NORTH COUNTRY FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The North Country Funds (“The Funds”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-350-2990

Who we are
Who is providing this notice?	The North Country Funds
What we do
How do The Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How do The Funds collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

●     State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as Glens Falls National Bank and Trust Company and North Country Investment Advisers.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT, within sixty days of the end of the period. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases . Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The North Country Funds

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer

Date 8/6/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer

Date 8/6/20

By (Signature and Title)

/s/ Rich Gleason

Rich Gleason, Principal Financial Officer

Date 8/6/20